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                                  EXHIBIT 23.1

                         CONSENTS OF ERNST & YOUNG LLP




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                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



                  We consent to the reference to our firm under the caption "Experts" and to the use of our report dated March 7, 1997 (except as to Note 12, as to which the date is June 9, 1997), with respect to the consolidated financial statements of Panorama International Productions, Inc. for the year ended December 31, 1996 and the period from September 22, 1995 to December 31, 1995 in the Registration Statement (Form SB-2 No. _________________) and the related Prospectus of Panorama International Productions, Inc. for the registration of 1,768,212 shares of its common stock.



                                                     /s/ Ernst & Young LLP



Los Angeles, California
June 19, 1997



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                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



                  We consent to the reference to our firm under the caption "Experts" and to the use of our report dated March 7, 1997, with respect to the financial statements of Cinescope Enterprises, Inc. (Predecessor to Panorama International Productions, Inc.) for the period from January 1, 1995 to September 21, 1995 in the Registration Statement (Form SB-2 No. ______________) and the related Prospectus of Panorama International Productions, Inc. for the registration of 1,768,212 shares of its common stock.



                                                     /s/ Ernst & Young LLP



Los Angeles, California
June 19, 1997






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                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



                  We consent to the reference to our firm under the caption "Experts" and to the use of our report dated March 7, 1997, with respect to the financial statements of The Sierra Press, Inc. for the period from January 1, 1996 to June 30, 1996 and the year ended December 31, 1995 in the Registration Statement (Form SB-2 No. __________) and the related Prospectus of Panorama International Productions, Inc. for the registration of 1,768,212 shares of its common stock.



                                                     /s/ Ernst & Young LLP



Los Angeles, California
June 19, 1997